PCS Commodity Strategy Fund

Class A: PCYAX | Class C: PCYCX | Class I: PCYIX

Supplement dated December 29, 2020 (effective at the close of business)

to the Prospectus and Statement of Additional Information dated December 31, 2019

Effective December 29, 2020, the PCS Commodity Strategy Fund (the “Fund”) is closed to new investment (except through reinvested dividends and capital gain distributions) and the sale of Fund shares is suspended. Shareholders, however, may continue to redeem Fund shares.

This Supplement and the existing Prospectus dated December 31, 2019, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information each dated December 31, 2019 have been filed with the U.S. Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund at 1-844-828-3242.